Exhibit 32.1 - Certifications

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Hague,  Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, that this report on Form 10-KSB of Georgia International Mining Corporation for the period ending December 31, 2007 fully complies with the requirements of Section  13(a) or 15(d) of the  Securities  Exchange Act of 1934 and that the information  contained in this report on Form 10-KSB fairly presents in all material respects the  financial  condition  and results of operations of  Georgia International Mining Corporation.

March 30, 2008

/s/ Mark Hague_____________                                 _____
Mark Hague, Chief Executive Officer, Chief Financial Officer
and Chief Accounting Officer, Georgia International Mining Corp.